SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------


Date of Report (Date of earliest                 Commission File Number 0-26076
event reported) September 16, 1997


                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


          Maryland                                  52-1494660
   (State of organization)              (I.R.S. Employer Identification Number)


                              2000 West 41st Street
                            Baltimore, Maryland 21211
              (Address of principal executive offices and zip code)

                                 (410) 467-5005
                         (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

          On September 16, 1997, the Securities and Exchange Commission (the "Commission") declared effective a Registration Statement (File No. 333-12257) on Form S-3 (the "Registration Statement") filed by Sinclair Broadcast Group, Inc. (the "Company") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,000,000,000 in securities of the Company. (The Registration Statement and prospectus contained therein are collectively referred to as the "Prospectus.")

          On September 19, 1997, the Company filed with the Commission (i) a supplement dated September 17, 1997 to the Prospectus relating to the issuance and sale of 5,300,000 shares of Class A Common Stock of the Company (the "Common Stock Supplement") and (ii) a supplement dated September 17, 1997 to the Prospectus relating to the issuance and sale of 3,000,000 shares of $3.00 Series D Convertible Exchangeable Preferred Stock of the Company (the "Preferred Stock Supplement"). In connection with the filing of the Common Stock Supplement and the Preferred Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          The following exhibits are filed with this report on Form 8-K:

          1.1 Underwriting Agreement dated as of September 17, 1997 by and among the Company, the several Selling Stockholders named therein and the several Underwriters named therein

          1.2 Underwriting Agreement dated as of September 17, 1997 by and among the Company and the several Underwriters named therein

          4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company governing the $3.00 Series D Convertible Exchangeable Preferred Stock, including the form of the First Supplemental Indenture relating to the 6% Convertible Subordinated Exchange Debentures due September 15, 2012

          4.2 Specimen certificate representing the $3.00 Series D Convertible Exchangeable Preferred Stock

          5.1  Opinion of Wilmer, Cutler & Pickering

          5.2  Opinion of Thomas & Libowitz, P.A.

          23.1 Consent  of  Wilmer,  Cutler  &  Pickering  (included  as part of
               Exhibit 5.1)

          23.2 Consent of Thomas & Libowitz, P.A. (included as part of Exhibit 5.2)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SINCLAIR BROADCAST GROUP, INC.



                                       By: /s/ David B. Amy
                                          -------------------------------------
                                       Name:    David B. Amy
                                       Title:   Chief Financial Officer



Dated: September 22, 1997




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     EXHIBIT

1.1 Underwriting Agreement dated as of September 17, 1997 by and among the Company, the several Selling Stockholders named therein and the several Underwriters named therein

1.2 Underwriting Agreement dated as of September 17, 1997 by and among the Company and the several Underwriters named therein

4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company governing the $3.00 Series D Convertible Exchangeable Preferred Stock, including the form of the First Supplemental Indenture relating to the 6% Convertible Subordinated Exchange Debentures due September 15, 2012

4.2       Specimen   certificate   representing   $3.00  Series  D   Convertible
          Exchangeable Preferred Stock

5.1       Opinion of Wilmer, Cutler & Pickering

5.2       Opinion of Thomas & Libowitz, P.A.

23.1      Consent of Wilmer,  Cutler &  Pickering  (included  as part of Exhibit
          5.1)

23.2      Consent of Thomas & Libowitz, P.A. (included as part of Exhibit 5.2)